UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 27, 2017

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01 Other Events

On November 27, 2017, Pacific Gas and Electric Company (the “Company”), a California corporation and subsidiary of PG&E Corporation (“Corp”), commenced a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), of (i) floating rate senior notes due 2018 (the “2018 Floating Rate Senior Notes”), (ii) fixed rate senior notes due 2027 (the “2027 Senior Notes”) and (iii) fixed rate senior notes due 2047 (the “2047 Senior Notes” and, together with the 2018 Floating Rate Senior Notes and the 2027 Senior Notes, the “Notes”), subject to market and other conditions. If the offering is consummated, the Company expects to use the net proceeds from the offering to repay all of the $700,000,000 outstanding principal amount of its 5.625% senior notes due November 30, 2017, all of the $250,000,000 outstanding principal amount of its floating rate senior notes due November 30, 2017 and the $250,000,000 floating rate unsecured term loan maturing February 22, 2018, and the balance, if any, for general corporate purposes, which may include capital expenditures, the repayment of outstanding commercial paper and the repayment of additional indebtedness.

The Notes have not been registered under the Securities Act or any state securities laws of any state of the United States, and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

In connection with the private offering of the Notes, Corp and the Company (together, the “Companies”) are disclosing certain information to certain potential investors in a preliminary offering memorandum dated November 27, 2017 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Companies are filing excerpts of the Preliminary Offering Memorandum hereto as Exhibit 99.1, which Exhibit is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Excerpts from the Preliminary Offering Memorandum

Cautionary Statement Concerning Forward-Looking Statements

This communication and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Companies, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. These statements, assumptions and forecasts are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside management’s control. Actual results may differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

	By:	/s/ David S. Thomason
David S. Thomason
Dated: November 27, 2017		Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
David S. Thomason
Dated: November 27, 2017		Vice President, Chief Financial Officer and Controller